Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam
Investors
Fund

7 | 31 | 05

Annual Report

[SCALE LOGO OMITTED]

PUTNAM INVESTMENTS

[GRAPHIC OMITTED: YARN]

BLEND FUNDS

invest opportunistically in a variety of stocks, such as growth stocks and value stocks.


What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE, JUSTICE SAMUEL PUTNAM 1830]

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


Putnam
Investors
Fund

7 | 31 | 05

Annual Report

Message from the Trustees                            2
About the fund                                       4
Report from the fund managers                        7
Performance                                         12
Expenses                                            15
Portfolio turnover                                  17
Risk                                                18
Your fund's management                              19
Terms and definitions                               22
Trustee approval of management contract             24
Other information for shareholders                  29
Financial statements                                30
Federal tax information                             57
Brokerage commissions                               58
About the Trustees                                  59
Officers                                            65

Cover photograph: [C] Marco Cristofori


Message from the Trustees

Dear Fellow Shareholder

During the period ended July 31, 2005, the stock market has continued to show confidence in the strength of the economy and corporate profits, even as the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, has begun to influence the performance of bonds and the pace of expansion. Abroad, stocks have performed even better than in the United States, despite weaker economic growth in most developed markets. However, the recent strength of the U.S. dollar against foreign currencies partially offset the effects of these gains. And in the last three weeks, investors have just begun to assess the magnitude of Hurricane Katrina's impact and how it will affect the U.S. economy. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

/S/GEORGE PUTNAM, III

George Putnam, III
President of the Funds

/S/JOHN A. HILL

John A. Hill
Chairman of the Trustees

September 21, 2005

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III AND JOHN A. HILL]


Putnam Investors Fund: investing in leading companies for 80 years

Putnam Investors Fund was founded in 1925, under the name Incorporated Investors, when the mutual fund industry was in its infancy. In the 80 years since, investors have experienced bull and bear markets, the Great Depression, wars, recessions, and recoveries. Through it all, the fund has looked for America's best companies and invested in those believed to offer strong long-term growth potential.

In its early years, the fund benefited from rising investor interest in stock investing. Then came October 1929, the onset of the Great
Depression. It wasn't until the early 1950s that confidence in stocks began to return. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors.

Like other stock funds, the fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s and, more recently, the bear market of 2000-2003.

True to its roots, Putnam Investors Fund continues to focus on leading companies -- a strategy that we believe will continue to serve the fund well as it moves forward from this landmark eightieth year.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

One of the industry's first mutual funds

1925 George Putnam becomes cofounder of Incorporated Investors, one of the industry's first mutual funds.

1937 Mr. Putnam leaves Incorporated Investors to develop The George Putnam
     Fund of Boston -- one of the industry's first balanced funds, which invests in a mix of stocks and bonds. Putnam Investments is founded.

1964 Incorporated Investors is managed by Putnam Investments; fund renamed
     Putnam Investors Fund.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

Growth of a $10,000 investment ($9,475 after sales charge) since fund inception, 12/1/25 through 6/30/05

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$9,475                         $14,309,726
                                  9.56%
                            annualized return
                                 at POP

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares                                 POP
-----------------------------------------------------------
Life of fund (inception 12/1/25)             9.56%
-----------------------------------------------------------
10 years                                     7.74
-----------------------------------------------------------
5 years                                     -7.95
-----------------------------------------------------------
1 year                                       4.65

[GRAPHICS OMITTED: FDR STATUE, WWII STATUE, TV, HAWAIIAN LADY, MAN ON MOON, GAS PUMP, SPACE SHUTTLE, BERLIN WALL, ARMY TANK]

1929
Stock market crashes

1933
FDR introduces the New Deal

1941
U.S. enters WWII

1951
Color TV introduced in the U.S.

1959
Hawaii becomes 50th U.S. state

1969
Astronauts land on the moon

1973
Oil embargo leads to record high oil prices and gas rationing

1981
First space shuttle launched

1989
Collapse of Berlin Wall

2000
Nasdaq peaks over 5000

2003
Iraq War begins

Data is historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit www.putnam.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.


Putnam Investors Fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in large-cap stocks of well-established U.S. companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value. The fund may be appropriate for investors seeking long-term growth of capital.


------------------------------------------------------------------------------
Highlights

* For the 12 months ended July 31, 2005, Putnam Investors Fund's class A shares returned 19.38% without sales charges.

* The fund's benchmark, the S&P 500 Index, returned 14.05%.

* The average return for the fund's Lipper category, Large-Cap Core Funds, was 12.60%.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

------------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 7/31/05

Since the fund's inception (12/1/25), average annual return is 9.67% at NAV and 9.60% at POP.

------------------------------------------------------------------------------
                      Average annual return     Cumulative return
                          NAV       POP            NAV       POP
------------------------------------------------------------------------------
10 years                 8.22%     7.64%        120.31%   108.77%
------------------------------------------------------------------------------
5 years                 -5.96     -6.98         -26.47    -30.34
------------------------------------------------------------------------------
1 year                  19.38     13.15          19.38     13.15
------------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.


Report from the fund managers

The year in review

We are pleased to report that your fund delivered solid returns at net asset value (NAV, or without sales charges) for the 12 months ended July 31, 2005. Based on these results, the fund finished well ahead of its benchmark, the S&P 500 Index, and the average return for funds in its Lipper category. Much of this strength was due to positions in the consumer cyclical, financial, and health-care sectors, which contributed positively to returns during the fiscal year. However, weakness in technology holdings and a limited exposure to utilities stocks, which outperformed, detracted from returns to some extent. The fund also benefited from our bottom-up, research-intensive stock selection process and our ability to invest in both growth- and value-style stocks.

Market overview

The stock market gained ground overall during the 12 months ended July 31, 2005, although at several points, investors were distracted by a number of concerns. The economy continued to expand, job creation improved, and corporate profits were generally solid. However, these positive trends were offset by worries over rising interest rates, soaring energy prices, and -- in the first half of the period -- uncertainty in anticipation of the U.S. presidential election.

After a strong rally at the close of 2004, stocks advanced in early 2005, then fell in March and April. Although a temporary decline in oil prices buoyed stocks early in the year, investors became concerned once again when oil climbed back to record highs. At the same time, investors were focused on the Fed's series of short-term interest-rate increases. In June, the Fed raised short-term interest rates for the ninth consecutive time in a year. While this rate increase was expected, investors were discouraged by the Fed's statement about inflation pressures remaining "elevated," an indication that more increases were likely. Stock performance was somewhat choppy in the final months of the period, but ended on a bright note when major indexes advanced strongly in July. A broad rally late in the month pushed the S&P 500 Index and Nasdaq Composite Index to new four-year highs.

Strategy overview

In managing your fund's portfolio, we continued to take a bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies whose stocks appear to be mis-priced by the market -- in other words, companies that we believe are worth more than their current stock prices indicate. Your fund is managed in a blend investment style, which means it has the flexibility to invest in a wide range of companies. It can invest in companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies that are undergoing changes that may improve their earnings and growth potential. In either case, we look for stocks whose prices are currently low relative to our assessment of the issuing company's earnings and growth potential.

We find that, typically, stocks become attractively valued when the market underestimates the ability of fundamentally healthy companies to maintain their returns and growth rates, or when the market overreacts to short-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are temporarily out of favor, the fund will be able to consistently profit from mis-pricings in the market.

------------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/05.

------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                   14.05%
------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)              13.04%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                            24.78%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                               21.06%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                       4.79%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)    4.39%
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)       7.10%
------------------------------------------------------------------------------


Your fund's holdings

One of the largest contributors to fund performance during the fiscal year was Altria Group, the holding company whose subsidiaries include Philip Morris USA. Altria's U.S. tobacco business has regained market share and investors have reacted positively to talk of splitting Altria into three separate businesses. Among the fund's financial holdings, the stock of Commerce Bancorp also helped performance. We believe the company, one of the fastest-growing banks in the United States, has a long-term competitive advantage in its industry, due in large part to its intense focus on customer service.

In the health-care sector, Cardinal Health, a pharmaceutical distribution company, was also a key contributor. Investor concerns about changes to the company's drug distribution model and an SEC investigation into its accounting practices had caused declines in the stock. We believe that the company, whose stock remained in the portfolio at the close of the period, can overcome these short-term issues and continue to reward shareholders with improved profitability over the long term.

Another standout performer during the fund's fiscal year was Chicago Mercantile Exchange Holdings, a marketplace for interest rate, stock index, and foreign exchange futures and options. We believe the company has a strong market position, solid management, and the ability to gen erate a lot of free cash flow. During the period, we trimmed the fund's position in this stock to take profits.

------------------------------------------------------------------------------
Comparison of top industry weightings

This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



[GRAPHIC OMITTED: horizontal bar chart COMPARISON OF TOP INDUSTRY WEIGHTINGS]

               as of 1/31/05  as of 7/31/05

Oil and gas        7.7%          9.8%

Banking            3.7%          8.9%

Insurance          8.1%          7.1%

Retail             5.9%          6.6%

Computers          4.0%          6.5%


The stock of Office Depot, the world's second-largest office-supply chain, performed well, particularly after the company announced the appointment of a new CEO, which was followed by a solid improvement in earnings and margins. For several years, the company had struggled to keep pace with competitor Staples, the leader in the office-supply industry. Office Depot has begun to narrow that gap, and we believe it can continue to do so.

Among the stocks that detracted from returns during the period was Cisco Systems, the leading supplier of computer networking equipment.
Weaker-than-expected spending on networking equipment resulted in a disappointing growth rate for the company. Cisco remained in the portfolio at the close of the period because we believe it continues to be an attractive long-term opportunity.

Another disappointment among the fund's holdings was Pfizer. This drug company's stock declined after concerns were raised that its pain reliever, Celebrex, may be associated with increased risk of heart attack. The stock of Harley Davidson also declined when the company announced, in the spring of 2005, a weak outlook for the remainder of 2005. Despite investor concerns about slowing growth, we believe the company, with its dominant brand, strong franchise, and shareholder-friendly management team, continues to offer attractive growth potential.

Some holdings were sold from the portfolio during the period because they no longer met our stock selection criteria. These stocks, which performed poorly during the period, included Sun Microsystems and Investors
Financial Services.

------------------------------------------------------------------------------
Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 7/31/05. The fund's holdings will change over time.

------------------------------------------------------------------------------
Holding (percent of fund's net assets)                 Industry
------------------------------------------------------------------------------
American International Group, Inc. (4.3%)              Insurance
------------------------------------------------------------------------------
ExxonMobil Corp. (4.1%)                                Oil and gas
------------------------------------------------------------------------------
Bank of America Corp. (3.0%)                           Banking
------------------------------------------------------------------------------
Altria Group, Inc. (2.7%)                              Tobacco
------------------------------------------------------------------------------
Johnson & Johnson (2.6%)                               Pharmaceuticals
------------------------------------------------------------------------------
Dell, Inc. (2.6%)                                      Computers
------------------------------------------------------------------------------
Commerce Bancorp, Inc. (2.6%)                          Banking
------------------------------------------------------------------------------
Pfizer, Inc. (2.4%)                                    Pharmaceuticals
------------------------------------------------------------------------------
Countrywide Financial Corp. (2.4%)                     Consumer finance
------------------------------------------------------------------------------
U.S. Bancorp (2.3%)                                    Banking
------------------------------------------------------------------------------


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

At the close of the fund's fiscal year, worries about rising interest rates and spiking oil prices were weighing on the financial markets. However, there was also good news, including relatively tame inflation and a healthy pace of corporate profitability growth.

Regardless of the direction the markets take in the months ahead, we remain focused on the long-term potential of individual companies rather than short-term developments in the economy. General themes at work in the market have some influence on our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors' long-term goals are best served by the fund's diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended July 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.


-------------------------------------------------------------------------------------------------------------
Fund performance

Total return for periods ended 7/31/05

-------------------------------------------------------------------------------------------------------------
                       Class A             Class B             Class C             Class M          Class R
(inception dates)      (12/1/25)           (3/1/93)            (7/26/99)           (12/2/94)        (1/21/03)
-------------------------------------------------------------------------------------------------------------
                       NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP       NAV
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)        9.67%     9.60%     8.62%     8.62%     8.85%     8.85%     8.90%     8.85%     9.40%
-------------------------------------------------------------------------------------------------------------
10 years            120.31    108.77    104.39    104.39    105.56    105.56    109.54    102.14    115.30
Annual average        8.22      7.64      7.41      7.41      7.47      7.47      7.68      7.29      7.97
-------------------------------------------------------------------------------------------------------------
5 years             -26.47    -30.34    -29.18    -30.57    -28.78    -28.78    -28.33    -30.84    -27.23
Annual average       -5.96     -6.98     -6.67     -7.04     -6.56     -6.56     -6.45     -7.11     -6.16
-------------------------------------------------------------------------------------------------------------
1 year               19.38     13.15     18.49     13.49     18.46     17.46     18.83     14.62     19.16
-------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class
M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to
1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.



------------------------------------------------------------------------------
Change in the value of a $10,000 investment ($9,475 after sales charge)

[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

Cumulative total return from 7/31/95 to 7/31/05

               Putnam Investors Fund
               class A shares at POP      S&P 500 Index

7/31/95                 9,475                10,000
7/31/96                10,833                11,657
7/31/97                16,240                17,734
7/31/98                20,421                21,155
7/31/99                24,229                25,428
7/31/00                28,393                27,711
7/31/01                19,672                23,740
7/31/02                14,157                18,130
7/31/03                15,524                20,060
7/31/04                17,488                22,702
7/31/05               $20,877               $25,893

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,439 and $20,556, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $20,954 ($20,214 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,530. See first page of performance section for performance calculation method.

------------------------------------------------------------------------------
Comparative index returns

For periods ended 7/31/05

------------------------------------------------------------------------------
                                  S&P 500     Lipper Large-Cap Core
                                  Index       Funds category average*
------------------------------------------------------------------------------
Annual average
(life of fund)                       --+               --+
------------------------------------------------------------------------------
10 years                         158.93%           124.09%
Annual average                     9.98              8.20
------------------------------------------------------------------------------
5 years                           -6.56            -11.21
Annual average                    -1.35             -2.63
------------------------------------------------------------------------------
1 year                            14.05             12.60
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 7/31/05 there were 882, 606, and 221 funds, respectively, in this Lipper category.

+ The Standard and Poor's 500 Index began operations on 12/31/69. The
  Lipper Large-Cap Core Funds category began  operations on 12/31/59.


------------------------------------------------------------------------------
Fund price and distribution information

For the 12-month period ended 7/31/05

------------------------------------------------------------------------------
                       Class A     Class B  Class C   Class M       Class R
------------------------------------------------------------------------------
Distributions (number)       1          --       --         --          1
------------------------------------------------------------------------------
Income                    $0.016        --       --         --       $0.029
------------------------------------------------------------------------------
Capital gains                --         --       --         --          --
------------------------------------------------------------------------------
Total                     $0.016        --       --         --       $0.029
------------------------------------------------------------------------------
Share value:            NAV    POP     NAV      NAV     NAV    POP     NAV
------------------------------------------------------------------------------
7/31/04              $11.08 $11.69  $10.22   $10.78  $10.62 $11.01  $11.07
------------------------------------------------------------------------------
7/31/05               13.21  13.94   12.11    12.77   12.62  13.04*  13.16
------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.


--------------------------------------------------------------------------------------------------------------
Fund performance for most recent calendar quarter

Total return for periods ended 6/30/05

--------------------------------------------------------------------------------------------------------------
                            Class A             Class B           Class C            Class M        Class R
(inception dates)          (12/1/25)           (3/1/93)          (7/26/99)          (12/2/94)      (1/21/03)
--------------------------------------------------------------------------------------------------------------
                          NAV      POP       NAV     CDSC       NAV     CDSC       NAV      POP       NAV
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           9.63%    9.56%     8.58%    8.58%     8.81%    8.81%     8.86%    8.81%     9.36%
--------------------------------------------------------------------------------------------------------------
10 years               122.55   110.84    106.43   106.43    107.78   107.78    111.62   104.27    117.35
Annual average           8.33     7.74      7.52     7.52      7.59     7.59      7.78     7.40      8.07
--------------------------------------------------------------------------------------------------------------
5 years                -30.26   -33.91    -32.85   -34.17    -32.46   -32.46    -32.01   -34.39    -31.02
Annual average          -6.96    -7.95     -7.66    -8.02     -7.55    -7.55     -7.43    -8.08     -7.16
--------------------------------------------------------------------------------------------------------------
1 year                  10.45     4.65      9.57     4.57      9.70     8.70      9.93     6.10     10.23
--------------------------------------------------------------------------------------------------------------



Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

------------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Investors Fund from February 1, 2005, to July 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


------------------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------
Expenses paid per $1,000*          $5.49      $9.33      $9.33      $8.05      $6.77
------------------------------------------------------------------------------------
Ending value (after expenses)  $1,070.50  $1,067.00  $1,066.80  $1,067.70  $1,069.90
------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


------------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2005, use the calculation method below. To find the value of your investment on February 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
How to calculate the expenses you paid
------------------------------------------------------------------------------
                                                                     Total
Value of your                            Expenses paid            =  expenses
investment on 2/1/05  [DIV]   $1,000  x  per $1,000                  paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]   $1,000  x  $5.49 (see table above)  =  $54.90
------------------------------------------------------------------------------


Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


------------------------------------------------------------------------------------
                              Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.36      $9.10      $9.10      $7.85      $6.61
------------------------------------------------------------------------------------
Ending value (after expenses) $1,019.49  $1,015.77  $1,015.77  $1,017.01  $1,018.25
------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


------------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                 1.07%     1.82%     1.82%     1.57%     1.32%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++  1.33%     2.08%     2.08%     1.83%     1.58%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
Turnover comparisons

Percentage of holdings that change every year

------------------------------------------------------------------------------
                               2005       2004      2003      2002      2001
------------------------------------------------------------------------------
Putnam Investors Fund          112%       66%       82%       130%      94%
------------------------------------------------------------------------------
Lipper Large-Cap Core Funds
category average                73%       73%       85%        94%      93%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.


Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

------------------------------------------------------------------------------
Your fund's Overall Morningstar Risk

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk       2.98

U.S. stock
fund average           3.10

0%  INCREASING RISK    100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader and Richard Cervone and James Yu are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.

------------------------------------------------------------------------------
Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of July 31, 2005, and July 31, 2004.



-------------------------------------------------------------------------------------------
                           $1 -    $10,001 -  $50,001 -  $100,001 -  $500,001 -  $1,000,001
                  Year  $0 $10,000 $50,000    $100,000   $500,000    $1,000,000  and over
------------------------------------------------------------------------------------------
James Wiess       2005                           *
------------------------------------------------------------------------------------------
Portfolio Leader  2004        *
------------------------------------------------------------------------------------------
Richard Cervone   2005                                       *
------------------------------------------------------------------------------------------
Portfolio Member  2004                           *
------------------------------------------------------------------------------------------
James Yu          2005        *
------------------------------------------------------------------------------------------
Portfolio Member  2004   *
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $4,000,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers assigned to the fund as of July 31, 2005, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

------------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Tax Smart Equity Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Richard Cervone is also a Portfolio Member of Putnam Capital Appreciation Fund and Putnam Tax Smart Equity Fund.

James Yu is also is also a Portfolio Member of Putnam Capital Appreciation Fund and Putnam Tax Smart Equity Fund.

James Wiess, Richard Cervone, and James Yu may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

------------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2005. After the close of the period, Portfolio Member Joshua Brooks moved from your fund's portfolio team to that of The Putnam Fund for Growth and Income.


------------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of July 31, 2005, and July 31, 2004.

------------------------------------------------------------------------------
                                          $1 -    $10,001 - $50,001 - $100,001
                                 Year  $0 $10,000 $50,000   $100,000  and over
------------------------------------------------------------------------------
Philippe Bibi                    2005   *
------------------------------------------------------------------------------
Chief Technology Officer         2004   *
------------------------------------------------------------------------------
Joshua Brooks                    2005                                     *
------------------------------------------------------------------------------
Deputy Head of Investments       N/A
------------------------------------------------------------------------------
William Connolly                 N/A
------------------------------------------------------------------------------
Head of Retail Management        N/A
------------------------------------------------------------------------------
Kevin Cronin                     2005                                     *
------------------------------------------------------------------------------
Head of Investments              2004                                     *
------------------------------------------------------------------------------
Charles Haldeman, Jr.            2005                *
------------------------------------------------------------------------------
President and CEO                2004                *
------------------------------------------------------------------------------
Amrit Kanwal                     2005   *
------------------------------------------------------------------------------
Chief Financial Officer          2004   *
------------------------------------------------------------------------------
Steven Krichmar                  2005   *
------------------------------------------------------------------------------
Chief of Operations              2004   *
------------------------------------------------------------------------------
Francis McNamara, III            2005                                     *
------------------------------------------------------------------------------
General Counsel                  2004                                     *
------------------------------------------------------------------------------
Richard Robie, III               2005   *
------------------------------------------------------------------------------
Chief Administrative Officer     2004   *
------------------------------------------------------------------------------
Edward Shadek                    2005                          *
------------------------------------------------------------------------------
Deputy Head of Investments       N/A
------------------------------------------------------------------------------
Sandra Whiston                   N/A
------------------------------------------------------------------------------
Head of Institutional Management N/A
------------------------------------------------------------------------------

N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.


Terms and definitions

------------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

------------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


------------------------------------------------------------------------------
Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

------------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.


------------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam
  Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund's custom peer group is smaller than the fund's broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds' current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

------------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

              One-year period   Three-year period   Five-year period
------------------------------------------------------------------------------
                     6th               24th              91st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the five-year period ended December 31, 2004. In this regard, the Trustees considered that beginning with the assignment of new portfolio managers for the fund in April and May of 2002, Putnam Management has taken a number of steps in order to clarify the fund's investment philosophy, strengthen the investment process through the blending of quantitative techniques and fundamental analysis, and execute more efficiently and effectively.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

------------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

------------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.


Other information for shareholders

------------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

------------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

------------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Financial statements

------------------------------------------------------------------------------
A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Investors Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund, including the fund's portfolio, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investors Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
September 9, 2005


The fund's portfolio 7/31/05

-----------------------------------------------------------------------------------------------
COMMON STOCKS (99.5%)*
-----------------------------------------------------------------------------------------------
                                                                         Shares           Value
-----------------------------------------------------------------------------------------------
Advertising and Marketing Services (0.6%)
Omnicom Group, Inc. (S)                                                 279,100     $23,687,217
-----------------------------------------------------------------------------------------------
Airlines (0.8%)
JetBlue Airways Corp. + (S)                                             623,220      13,087,620
Southwest Airlines Co.                                                1,482,777      21,040,606
                                                                                     34,128,226
-----------------------------------------------------------------------------------------------
Banking (8.9%)
Bank of America Corp.                                                 2,765,820     120,589,752
Commerce Bancorp, Inc. (S)                                            3,107,045     105,422,037
U.S. Bancorp                                                          3,077,689      92,515,331
Washington Mutual, Inc. (S)                                           1,060,500      45,050,040
                                                                                    363,577,160
-----------------------------------------------------------------------------------------------
Beverage (1.2%)
Coca-Cola Co. (The)                                                   1,094,100      47,877,816
-----------------------------------------------------------------------------------------------
Building Materials (1.2%)
Masco Corp.                                                           1,405,679      47,666,575
-----------------------------------------------------------------------------------------------
Cable Television (1.1%)
Comcast Corp. Class A + (S)                                           1,450,700      44,580,011
-----------------------------------------------------------------------------------------------
Chemicals (0.3%)
PPG Industries, Inc.                                                    202,800      13,188,084
-----------------------------------------------------------------------------------------------
Commercial and Consumer Services (4.0%)
Cendant Corp.                                                         1,620,200      34,607,472
eBay, Inc. +                                                          1,236,290      51,652,196
Google, Inc. Class A +                                                   43,600      12,546,336
IAC/InterActiveCorp. + (S)                                              634,000      16,927,800
Yahoo!, Inc. +                                                        1,347,085      44,911,814
                                                                                    160,645,618
-----------------------------------------------------------------------------------------------
Communications Equipment (1.9%)
Cisco Systems, Inc. +                                                 4,062,358      77,794,156
-----------------------------------------------------------------------------------------------
Computers (6.5%)
Apple Computer, Inc. +                                                1,480,593      63,147,291
Dell, Inc. +                                                          2,631,550     106,498,829
EMC Corp. +                                                           2,187,340      29,944,685
Hewlett-Packard Co.                                                   2,172,700      53,491,874
Lexmark International, Inc. Class A +                                   149,500       9,373,650
                                                                                    262,456,329
-----------------------------------------------------------------------------------------------
Conglomerates (2.0%)
3M Co.                                                                  319,418      23,956,350
Tyco International, Ltd.                                              1,937,124      59,024,168
                                                                                     82,980,518
-----------------------------------------------------------------------------------------------
Consumer (0.5%)
Eastman Kodak Co. (S)                                                   780,700      20,875,918
-----------------------------------------------------------------------------------------------
Consumer Finance (4.6%)
Capital One Financial Corp. (S)                                         965,478      79,651,935
Countrywide Financial Corp.                                           2,686,930      96,729,480
MBNA Corp.                                                              462,600      11,639,016
                                                                                    188,020,431
-----------------------------------------------------------------------------------------------
Consumer Goods (1.4%)
Avon Products, Inc.                                                   1,732,640      56,674,654
-----------------------------------------------------------------------------------------------
Consumer Services (0.4%)
Alliance Data Systems Corp. + (S)                                       373,200      15,887,124
-----------------------------------------------------------------------------------------------
Electronics (0.4%)
Amphenol Corp. Class A                                                  325,600      14,502,224
-----------------------------------------------------------------------------------------------
Financial (4.5%)
Chicago Mercantile Exchange Holdings, Inc. (The)                         38,000      11,439,900
Fannie Mae (S)                                                        1,530,034      85,467,699
Freddie Mac (S)                                                         800,001      50,624,063
PMI Group, Inc. (The)                                                   850,550      34,830,023
                                                                                    182,361,685
-----------------------------------------------------------------------------------------------
Health Care Services (5.2%)
Aetna, Inc.                                                             359,700      27,840,780
Cardinal Health, Inc.                                                   534,488      31,844,795
Express Scripts, Inc. + (S)                                             376,800      19,706,640
HCA, Inc. (S)                                                           677,800      33,381,650
Medco Health Solutions, Inc. + (S)                                      784,700      38,010,868
UnitedHealth Group, Inc. (S)                                          1,166,100      60,987,030
                                                                                    211,771,763
-----------------------------------------------------------------------------------------------
Homebuilding (1.3%)
Lennar Corp. (S)                                                        156,257      10,511,408
NVR, Inc. + (S)                                                          44,807      42,028,966
                                                                                     52,540,374
-----------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.3%)
Whirlpool Corp. (S)                                                     157,000      12,556,860
-----------------------------------------------------------------------------------------------
Insurance (7.1%)
ACE, Ltd. (Bermuda)                                                     951,331      43,961,006
American International Group, Inc.                                    2,890,652     174,017,250
Everest Re Group, Ltd. (Barbados)                                       709,006      69,057,184
                                                                                    287,035,440
-----------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.4%)
Bear Stearns Cos., Inc. (The)                                           359,480      36,706,503
Goldman Sachs Group, Inc. (The)                                         466,710      50,161,991
Lehman Brothers Holdings, Inc. (S)                                      494,029      51,937,269
                                                                                    138,805,763
-----------------------------------------------------------------------------------------------
Leisure (1.4%)
Harley-Davidson, Inc. (S)                                             1,043,859      55,522,860
-----------------------------------------------------------------------------------------------
Lodging/Tourism (1.3%)
Las Vegas Sands Corp. + (S)                                             599,004      24,091,941
Royal Caribbean Cruises, Ltd.                                           631,671      28,709,447
                                                                                     52,801,388
-----------------------------------------------------------------------------------------------
Machinery (1.6%)
Caterpillar, Inc.                                                       464,000      25,014,240
Cummins, Inc. (S)                                                       184,100      15,729,504
Parker-Hannifin Corp.                                                   337,570      22,185,100
                                                                                     62,928,844
-----------------------------------------------------------------------------------------------
Medical Technology (0.4%)
Becton, Dickinson and Co.                                               259,000      14,340,830
-----------------------------------------------------------------------------------------------
Metals (1.5%)
Alcoa, Inc.                                                             839,380      23,544,609
BHP Billiton PLC (United Kingdom)                                       962,954      13,671,661
United States Steel Corp. (S)                                           577,100      24,613,315
                                                                                     61,829,585
-----------------------------------------------------------------------------------------------
Oil & Gas (9.8%)
Amerada Hess Corp.                                                      154,800      18,244,728
Chevron Corp.                                                           870,800      50,515,108
Devon Energy Corp.                                                      524,000      29,391,160
ExxonMobil Corp.                                                      2,816,626     165,476,778
Marathon Oil Corp.                                                      753,000      43,945,080
Occidental Petroleum Corp.                                              512,600      42,176,728
Valero Energy Corp. (S)                                                 452,600      37,466,228
XTO Energy, Inc.                                                        347,000      12,176,230
                                                                                    399,392,040
-----------------------------------------------------------------------------------------------
Pharmaceuticals (5.8%)
Johnson & Johnson (S)                                                 1,676,905     107,254,844
Pfizer, Inc.                                                          3,722,264      98,639,996
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)                   963,238      30,245,673
                                                                                    236,140,513
-----------------------------------------------------------------------------------------------
Photography/Imaging (0.6%)
Xerox Corp. + (S)                                                     1,902,535      25,132,487
-----------------------------------------------------------------------------------------------
Power Producers (0.5%)
AES Corp. (The) +                                                     1,364,400      21,898,620
-----------------------------------------------------------------------------------------------
Publishing (0.9%)
McGraw-Hill Companies, Inc. (The)                                       806,180      37,092,342
-----------------------------------------------------------------------------------------------
Restaurants (1.9%)
McDonald's Corp.                                                      1,509,160      47,040,517
Yum! Brands, Inc.                                                       595,460      31,172,331
                                                                                     78,212,848
-----------------------------------------------------------------------------------------------
Retail (6.6%)
AutoZone, Inc. + (S)                                                    111,600      10,874,304
Best Buy Co., Inc.                                                      493,100      37,771,460
Coach, Inc. +                                                           341,600      11,993,576
Home Depot, Inc. (The)                                                1,603,600      69,772,636
Lowe's Cos., Inc. (S)                                                   857,792      56,802,986
Office Depot, Inc. +                                                    900,875      25,566,833
Safeway, Inc. (S)                                                       510,300      12,400,290
Sears Holdings Corp. +                                                   78,600      12,122,478
Staples, Inc.                                                         1,333,911      30,373,153
                                                                                    267,677,716
-----------------------------------------------------------------------------------------------
Schools (1.0%)
Apollo Group, Inc. Class A + (S)                                        549,147      41,268,397
-----------------------------------------------------------------------------------------------
Shipping (0.3%)
Yellow Roadway Corp. +                                                  209,000      11,058,190
-----------------------------------------------------------------------------------------------
Software (3.6%)
Adobe Systems, Inc.                                                   1,190,715      35,292,790
Autodesk, Inc.                                                          492,100      16,824,899
Mercury Interactive Corp. + (S)                                         264,440      10,411,003
Oracle Corp. +                                                        3,844,770      52,211,977
Symantec Corp. +                                                      1,468,000      32,251,960
                                                                                    146,992,629
-----------------------------------------------------------------------------------------------
Technology Services (0.8%)
Accenture, Ltd. Class A (Bermuda) + (S)                                 705,890      17,675,486
Fair Isaac Corp.                                                        439,560      16,540,643
                                                                                     34,216,129
-----------------------------------------------------------------------------------------------
Textiles (0.6%)
NIKE, Inc. Class B (S)                                                  296,800      24,871,840
-----------------------------------------------------------------------------------------------
Tobacco (3.0%)
Altria Group, Inc.                                                    1,639,686     109,793,375
Loews Corp. - Carolina Group                                            353,200      13,750,076
                                                                                    123,543,451
-----------------------------------------------------------------------------------------------
Trucks & Parts (0.3%)
Autoliv, Inc. (Sweden)                                                  274,800      12,242,340
-----------------------------------------------------------------------------------------------
Total common stocks (cost $3,729,174,757)                                        $4,046,776,995

-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (13.1%)*
-----------------------------------------------------------------------------------------------
                                                        Principal amount/shares           Value
-----------------------------------------------------------------------------------------------
Putnam Prime Money Market Fund (e)                                   10,504,788     $10,504,788
Short-term investments held as collateral for loaned
securities with yields ranging from 2.30% to 3.46%
and due dates ranging from August 1, 2005 to
August 17, 2005 (d)                                                $523,645,839     523,483,977
-----------------------------------------------------------------------------------------------
Total short-term investments (cost $533,988,765)                                   $533,988,765

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Total investments (cost $4,263,163,522)                                          $4,580,765,760


  * Percentages indicated are based on net assets of $4,068,071,284.

  + Non-income-producing security.

(S) Securities on loan, in part or in entirety, at July 31, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market
    Fund.

    At July 31, 2005, liquid assets totaling $18,034,305 have been designated as collateral for open swap contracts.

    ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign  securities on deposit with a custodian bank.




------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/05
------------------------------------------------------------------------------------------------------------------
                                                                                                        Unrealized
                                                                      Notional         Termination   appreciation/
                                                                        amount         date         (depreciation)
------------------------------------------------------------------------------------------------------------------
Agreement with Citigroup Global Markets Limited dated
July 12, 2005 to receive semi-annually the notional amount
multiplied by the total rate of return of the Federated
Department Stores and pay semi-annually the notional
amount multiplied by the six month USD-LIBOR-BBA
plus 25 basis points.                                               $2,026,311         7/12/06            $(12,063)

Agreement with Citigroup Global Markets Limited dated
July 8, 2005 to receive/(pay) at maturity the notional
amount multiplied by the total rate of return of the
Commerce Bancorp Inc. NJ and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR-BBA plus 25 basis points.                                    787,642         7/10/06              76,946

Agreement with Citigroup Global Markets Limited dated
July 8, 2005 to receive/(pay) at maturity the notional
amount multiplied by the total rate of return of the
Commerce Bancorp Inc. NJ and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR-BBA plus 25 basis points.                                  1,694,096         7/10/06             187,749

Agreement with Citigroup Global Markets Limited dated
July 6, 2005 to receive/(pay) at maturity the notional
amount multiplied by the total rate of return of the
Federated Department Stores and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR-BBA plus 25 basis points.                                  3,993,874         7/6/06              (20,075)

Agreement with Citigroup Global Markets Limited dated
July 6, 2005 to receive/(pay) semi-annually the notional
amount multiplied by the total rate of return of the
Commerce Bancorp Inc. NJ and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR-BBA plus 25 basis points.                                  1,540,173         7/6/06              159,327

Agreement with Citigroup Global Markets Limited dated
July 5, 2005 to receive/(pay) at maturity the notional
amount multiplied by the total rate of return of the
Federated Department Stores and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR-BBA plus 25 basis points.                                  7,992,209         7/5/06              112,025
------------------------------------------------------------------------------------------------------------------
Total                                                                                                     $503,909

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities 7/31/05

------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------
Investment in securities, at value, including $504,195,036 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,252,658,734)            $4,570,260,972
Affiliated issuers (identified cost $10,504,788) (Note 5)            10,504,788
------------------------------------------------------------------------------
Cash                                                                2,548,489
------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,375,545
------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,251,638
------------------------------------------------------------------------------
Receivable for securities sold                                     96,548,506
------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           536,047
------------------------------------------------------------------------------
Total assets                                                    4,687,025,985

------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for securities purchased                                   39,071,076
------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         47,584,473
------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 5,012,617
------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,583,276
------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                373,435
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,770
------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,538,075
------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               32,138
------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                523,483,977
------------------------------------------------------------------------------
Other accrued expenses                                                270,864
------------------------------------------------------------------------------
Total liabilities                                                 618,954,701
------------------------------------------------------------------------------
Net assets                                                     $4,068,071,284

------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $5,844,920,262
------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       33,105,104
------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,128,060,189)
------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 318,106,107
------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $4,068,071,284

------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,222,779,096 divided by 168,227,003 shares)                         $13.21
------------------------------------------------------------------------------
Offering price per class A share
(100/94.75 of $13.21)*                                                 $13.94
------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,161,697,802 divided by 95,930,882 shares)**                        $12.11
------------------------------------------------------------------------------
Net asset value and offering price per class C share
($52,467,780 divided by 4,107,479 shares)**                            $12.77
------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($48,202,964 divided by 3,818,596 shares)                              $12.62
------------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $12.62)*                                                 $13.04
------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($110,410 divided by 8,393 shares)                                     $13.16
------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($582,813,232 divided by 43,525,135 shares)                            $13.39

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations Year ended 7/31/05

------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends (net of foreign tax of $75,187)                        $ 81,145,862
------------------------------------------------------------------------------
Interest (including interest income of $275,647 from
investments in affiliated issuers) (Note 5)                           380,473
------------------------------------------------------------------------------
Securities lending                                                    762,446
------------------------------------------------------------------------------
Other income (Note 6)                                               1,872,722
------------------------------------------------------------------------------
Total investment income                                            84,161,503

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   20,649,030
------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   12,424,837
------------------------------------------------------------------------------
Custodian fees (Note 2)                                               355,484
------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            139,038
------------------------------------------------------------------------------
Administrative services (Note 2)                                       91,019
------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,479,783
------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              12,270,289
------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 531,862
------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 388,600
------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     257
------------------------------------------------------------------------------
Other                                                                 856,992
------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   159,632
------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (159,632)
------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (19,394)
------------------------------------------------------------------------------
Total expenses                                                     53,167,797
------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,526,089)
------------------------------------------------------------------------------
Net expenses                                                       50,641,708
------------------------------------------------------------------------------
Net investment income                                              33,519,795
------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  588,829,539
------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          326,582
------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     6,170,362
------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (1,528)
------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                1,736,574
------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                     (1,684)
------------------------------------------------------------------------------
Net unrealized appreciation of investments, swap contracts
and written options during the year                               116,464,614
------------------------------------------------------------------------------
Net gain on investments                                           713,524,459
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $747,044,254

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

------------------------------------------------------------------------------
DECREASE IN NET ASSETS
------------------------------------------------------------------------------
                                                  Year ended       Year ended
                                                     7/31/05          7/31/04
------------------------------------------------------------------------------
Operations:
Net investment income                            $33,519,795       $6,640,293
------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                    597,061,529      913,486,765
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                            116,462,930     (281,712,168)
------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       747,044,254      638,414,890
------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------
Class A                                           (2,937,888)     (11,694,831)
------------------------------------------------------------------------------
Class R                                                  (60)              (3)
------------------------------------------------------------------------------
Class Y                                           (2,912,325)      (6,205,075)
------------------------------------------------------------------------------
Redemption fees (Note 1)                               6,906              699
------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,091,158,699)  (1,655,046,920)
------------------------------------------------------------------------------
Total decrease in net assets                    (349,957,812)  (1,034,531,240)

------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Beginning of year                              4,418,029,096    5,452,560,336
------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $33,105,104 and
$5,589,142, respectively)                     $4,068,071,284   $4,418,029,096

The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                           Year ended
                                 7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.08         $9.88         $9.01        $12.52        $18.36
---------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)     .12 (d,e,f)   .03 (d)       .04           .01          (.01)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.03          1.22           .83         (3.52)        (5.57)
---------------------------------------------------------------------------------------------------
Total from
investment operations               2.15          1.25           .87         (3.51)        (5.58)
---------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.02)         (.05)           --            --            --
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --            -- (g)
---------------------------------------------------------------------------------------------------
Total distributions                 (.02)         (.05)           --            --          (.26)
---------------------------------------------------------------------------------------------------
Redemption fees                       -- (g)        -- (g)        --            --            --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.21        $11.08         $9.88         $9.01        $12.52
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             19.38 (f)     12.65          9.66        (28.04)       (30.71)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $2,222,779    $2,237,955    $2,914,209    $3,434,086    $5,773,210
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.07 (d)      1.05 (d)      1.06           .98           .89
---------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     .97 (d,e,f)   .32 (d)       .49           .06          (.06)
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)            112.15         66.37         81.98        129.58         94.48

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a special dividend received by the fund which amounted to $0.07 per share and
    0.57% of average net assets for class A shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class A shares (Note 6).

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                           Year ended
                                 7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.22         $9.14         $8.39        $11.76        $17.39
---------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)     .03 (d,e,f)  (.04)(d)      (.02)         (.07)         (.12)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.86          1.12           .77         (3.30)        (5.25)
---------------------------------------------------------------------------------------------------
Total from
investment operations               1.89          1.08           .75         (3.37)        (5.37)
---------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                        --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --            -- (g)
---------------------------------------------------------------------------------------------------
Total distributions                   --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
Redemption fees                       -- (g)        -- (g)        --            --            --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.11        $10.22         $9.14         $8.39        $11.76
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             18.49 (f)     11.82          8.94        (28.66)       (31.22)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,161,698    $1,284,680    $1,504,243    $1,672,523    $3,010,604
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.82 (d)      1.80 (d)      1.81          1.73          1.64
---------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     .24 (d,e,f)  (.43)(d)      (.26)         (.69)         (.81)
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)            112.15         66.37         81.98        129.58         94.48

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a special dividend received by the fund which amounted to $0.07 per share and
    0.59% of average net assets for class B shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class B shares (Note 6).

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                           Year ended
                                 7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.78         $9.64         $8.85        $12.40        $18.22
---------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)     .03 (d,e,f)  (.05)(d)      (.02)         (.07)         (.12)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.96          1.19           .81         (3.48)        (5.44)
---------------------------------------------------------------------------------------------------
Total from
investment operations               1.99          1.14           .79         (3.55)        (5.56)
---------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                        --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --            -- (g)
---------------------------------------------------------------------------------------------------
Total distributions                   --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
Redemption fees                       -- (g)        -- (g)        --            --            --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.77        $10.78         $9.64         $8.85        $12.40
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             18.46 (f)     11.83          8.93        (28.63)       (30.84)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $52,468       $55,792       $72,656       $81,601      $140,990
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.82 (d)      1.80 (d)      1.81          1.73          1.64
---------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     .23 (d,e,f)  (.43)(d)      (.26)         (.69)         (.81)
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)            112.15         66.37         81.98        129.58         94.48

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a special dividend received by the fund which amounted to $0.07 per share and
    0.58% of average net assets for class C shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class C shares (Note 6).

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                           Year ended
                                 7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.62         $9.48         $8.68        $12.14        $17.90
---------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)     .06 (d,e,f)  (.02)(d)        -- (g)      (.05)         (.08)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.94          1.16           .80         (3.41)        (5.42)
---------------------------------------------------------------------------------------------------
Total from
investment operations               2.00          1.14           .80         (3.46)        (5.50)
---------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                        --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --            -- (g)
---------------------------------------------------------------------------------------------------
Total distributions                   --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
Redemption fees                       -- (g)        -- (g)        --            --            --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.62        $10.62         $9.48         $8.68        $12.14
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             18.83 (f)     12.03          9.22        (28.50)       (31.06)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $48,203       $55,897       $88,269       $99,412      $182,647
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.57 (d)      1.55 (d)      1.56          1.48          1.39
---------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     .51 (d,e,f)  (.18)(d)      (.01)         (.44)         (.56)
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)            112.15         66.37         81.98        129.58         94.48

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a special dividend received by the fund which amounted to $0.07 per share and
    0.61% of average net assets for class M shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class M shares (Note 6).

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
                                           Year ended               Year ended          Period
                                              7/31/05                  7/31/04     1/21/03+-7/31/03
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $11.07                    $9.87          $9.01
---------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                         .04 (d,e,f)              .01 (d)        .01
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              2.08                     1.22            .85
---------------------------------------------------------------------------------------------------
Total from
investment operations                            2.12                     1.23            .86
---------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                       (.03)                    (.03)            --
---------------------------------------------------------------------------------------------------
Total distributions                              (.03)                    (.03)            --
---------------------------------------------------------------------------------------------------
Redemption fees                                    -- (g)                   --             --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $13.16                   $11.07          $9.87
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          19.16 (f)                12.48           9.55*

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $110                       $9             $1
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        1.32 (d)                 1.30 (d)        .69*
---------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net assets (%)                  .35 (d,e,f)              .08 (d)        .13*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         112.15                    66.37          81.98

  + Commencement of operations

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.25%
    of average net assets for class R shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.06% of average net assets for class R shares (Note 6).

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                           Year ended
                                 7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.23        $10.02         $9.11        $12.63        $18.48
---------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)            .16 (d,e,f)   .06 (d)       .07           .03           .03
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.05          1.23           .84         (3.55)        (5.62)
---------------------------------------------------------------------------------------------------
Total from
investment operations               2.21          1.29           .91         (3.52)        (5.59)
---------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.05)         (.08)           --            --            --
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --            --            --          (.26)
---------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --            -- (g)
---------------------------------------------------------------------------------------------------
Total distributions                 (.05)         (.08)           --            --          (.26)
---------------------------------------------------------------------------------------------------
Redemption fees                       -- (g)        -- (g)        --            --            --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.39        $11.23        $10.02         $9.11        $12.63
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             19.70 (f)     12.87          9.99        (27.87)       (30.57)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $582,813      $783,696      $873,182      $946,391    $1,199,005
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .82 (d)       .80 (d)       .81           .73           .64
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.30 (d,e,f)   .57 (d)       .74           .31           .19
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)            112.15         66.37         81.98        129.58         94.48

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Reflects a special dividend which received by the fund amounted to $0.08 per share and
    0.62% of average net assets for class Y shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class Y shares (Note 6).

(g) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements 7/31/05

Note 1: Significant accounting policies

Putnam Investors Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2005, the value of securities loaned amounted to $504,195,036. The fund received cash collateral of $523,483,977 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $2,126,147,949 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

--------------------------------------------
Loss Carryover                    Expiration
--------------------------------------------
$1,273,723,267                 July 31, 2010
--------------------------------------------
   852,424,682                 July 31, 2011
--------------------------------------------

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on certain future contracts and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2005, the fund reclassified $153,560 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $153,560.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation          $413,105,876
Unrealized depreciation           (97,415,877)
                               --------------
Net unrealized appreciation       315,689,999
Undistributed ordinary income      33,609,011
Capital loss carryforward      (2,126,147,949)
Cost for federal income tax
purposes                        $4,265,075,761

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended July 31, 2005, Putnam Management has assumed $159,632 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2005, the fund paid PFTC $12,739,967 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2005, the fund's expenses were reduced by $2,526,089 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $885, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $109,872 and $3,577 from the sale of class A and class M shares, respectively, and received $1,795,588 and $2,213 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received $5,715 and no monies on class A and class M redemptions, respectively.

Note 3: Purchase and sales of securities

During the year ended July 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,684,181,619 and $5,762,326,167, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

-------------------------------------------------------------
                                     Contract        Premiums
                                      Amounts        Received
-------------------------------------------------------------
Written options outstanding
at beginning of year                  431,122        $192,152
-------------------------------------------------------------
Options opened                      2,654,750       1,685,470
Options exercised                    (186,114)       (129,961)
Options expired                    (2,844,326)     (1,711,198)
Options closed                        (55,432)        (36,463)
-------------------------------------------------------------
Written options outstanding
at end of year                             --            $ --


Note 4: Capital shares

At July 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

---------------------------------------------------------------------
Class A                                    Shares              Amount
---------------------------------------------------------------------

Year ended 7/31/05:

Shares sold                            21,525,252        $262,068,571
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             220,639           2,702,827
---------------------------------------------------------------------
                                       21,745,891         264,771,398
---------------------------------------------------------------------
Shares repurchased                    (55,504,387)       (667,165,274)
---------------------------------------------------------------------
Net decrease                          (33,758,496)      $(402,393,876)

Year ended 7/31/04:

Shares sold                            26,709,583        $291,881,093
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                           1,015,009          10,850,440
---------------------------------------------------------------------
                                       27,724,592         302,731,533
---------------------------------------------------------------------
Shares repurchased                   (120,561,626)     (1,305,394,932)
---------------------------------------------------------------------
Net decrease                          (92,837,034)    $(1,002,663,399)

---------------------------------------------------------------------
Class B                                    Shares              Amount
---------------------------------------------------------------------

Year ended 7/31/05:

Shares sold                             5,042,838         $56,333,626
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --                  --
---------------------------------------------------------------------
                                        5,042,838          56,333,626
---------------------------------------------------------------------
Shares repurchased                    (34,839,702)       (387,666,481)
---------------------------------------------------------------------
Net decrease                          (29,796,864)      $(331,332,855)

Year ended 7/31/04:

Shares sold                             7,624,068         $76,984,871
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --                  --
---------------------------------------------------------------------
                                        7,624,068          76,984,871
---------------------------------------------------------------------
Shares repurchased                    (46,416,876)       (468,688,355)
---------------------------------------------------------------------
Net decrease                          (38,792,808)      $(391,703,484)

---------------------------------------------------------------------
Class C                                    Shares              Amount
---------------------------------------------------------------------

Year ended 7/31/05:

Shares sold                               421,902          $5,022,565
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --                  --
---------------------------------------------------------------------
                                          421,902           5,022,565
---------------------------------------------------------------------
Shares repurchased                     (1,490,965)        (17,415,519)
---------------------------------------------------------------------
Net decrease                           (1,069,063)       $(12,392,954)

Year ended 7/31/04:

Shares sold                               554,829          $5,945,092
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --                  --
---------------------------------------------------------------------
                                          554,829           5,945,092
---------------------------------------------------------------------
Shares repurchased                     (2,911,989)        (30,951,488)
---------------------------------------------------------------------
Net decrease                           (2,357,160)       $(25,006,396)

---------------------------------------------------------------------
Class M                                    Shares              Amount
---------------------------------------------------------------------

Year ended 7/31/05:

Shares sold                               484,643          $5,588,537
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --                  --
---------------------------------------------------------------------
                                          484,643           5,588,537
---------------------------------------------------------------------
Shares repurchased                     (1,927,492)        (22,411,246)
---------------------------------------------------------------------
Net decrease                           (1,442,849)       $(16,822,709)

Year ended 7/31/04:

Shares sold                             1,047,601         $10,989,870
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --                  --
---------------------------------------------------------------------
                                        1,047,601          10,989,870
---------------------------------------------------------------------
Shares repurchased                     (5,094,490)        (53,629,220)
---------------------------------------------------------------------
Net decrease                           (4,046,889)       $(42,639,350)

---------------------------------------------------------------------
Class R                                    Shares              Amount
---------------------------------------------------------------------

Year ended 7/31/05:

Shares sold                                 8,702            $107,323
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                   5                  60
---------------------------------------------------------------------
                                            8,707             107,383
---------------------------------------------------------------------
Shares repurchased                         (1,095)            (13,550)
---------------------------------------------------------------------
Net increase                                7,612             $93,833

Year ended 7/31/04:

Shares sold                                   673              $7,629
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  --*                  3
---------------------------------------------------------------------
                                              673               7,632
---------------------------------------------------------------------
Shares repurchased                             (3)                (30)
---------------------------------------------------------------------
Net increase                                  670              $7,602

*Amount represents less than one rounded share.

---------------------------------------------------------------------
Class Y                                    Shares              Amount
---------------------------------------------------------------------

Year ended 7/31/05:

Shares sold                            10,754,431        $131,365,762
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             235,054           2,912,325
---------------------------------------------------------------------
                                       10,989,485         134,278,087
---------------------------------------------------------------------
Shares repurchased                    (37,253,305)       (462,588,225)
---------------------------------------------------------------------
Net decrease                          (26,263,820)      $(328,310,138)

Year ended 7/31/04:

Shares sold                            16,130,640        $178,875,391
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             573,482           6,205,075
---------------------------------------------------------------------
                                       16,704,122         185,080,466
---------------------------------------------------------------------
Shares repurchased                    (34,067,741)       (378,122,359)
---------------------------------------------------------------------
Net decrease                          (17,363,619)      $(193,041,893)



Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2005, management fees paid were reduced by $19,394 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $275,647 for the period ended July 31, 2005. During the year ended July 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $559,211,768 and $560,097,846, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $1,872,722 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.


Federal tax information (Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Brokerage commissions (Unaudited)


Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Core group for the year ended July 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Lehman Brothers, Merrill Lynch, Citigroup Global Markets, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended July 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

------------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.


------------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

------------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

------------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

------------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

------------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

------------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust
(a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.


------------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

------------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.


------------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

------------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of July 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government Income Fund++
Money Market Fund[S]
U.S. Government Income Trust

  * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

  + Closed to new investors.

 ++ Formerly Putnam Intermediate U.S. Government Income Fund.

[S] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Putnam RetirementReady[R] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnam.com.


Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[blank page]

[LOGO OMITTED]

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

[GRAPHIC OMITTED: SCALE]


Not FDIC Insured    May Lose Value    No Bank Guarentee

AN012  226687  9/05


[PUTNAM INVESTMENTS]
------------------------------------------------------------------------------
Putnam Investors Fund
Supplement to Annual Report dated 7/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

------------------------------------------------------------------------------
RESULTS AT A GLANCE

Total return for periods ended 7/31/05

                                                                NAV
Life of fund (since class A inception, 12/1/25)
Annual average                                                  9.70%
10 years                                                      124.91
Annual average                                                  8.44
5 years                                                       -25.57
Annual average                                                 -5.74
1 year                                                         19.70

Share value:                                                    NAV

7/31/04                                                       $11.23
7/31/05                                                       $13.39

Distributions:      No.       Income   Capital gains           Total
                    1         $0.048         --               $0.048
------------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (1/7/97) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 15-16 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 7/31/05

                                                                   Class Y

Expenses paid per $1,000*                                          $4.21
Ending value (after expenses)                                      $1,072.10
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 7/31/05

                                                                   Class Y

Expenses paid per $1,000*                                          $4.11
Ending value (after expenses)                                      $1,020.73
------------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                             0.82%
Average annualized expense ratio for Lipper peer group ++          1.08%

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in financial highlights.

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
------------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be "access persons" under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee's account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make "qualified redemptions" of shares from such an account less than 90 days (or one year, as applicable) after purchase. "Qualified redemptions" include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee's personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2005       $36,778     $--             $2,778    $--
July 31, 2004       $45,968*    $--             $2,750    $1,007

* Includes fees of $ 12,218 by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended July 31, 2004, . These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2005 and July 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $2,778 and $ 3,757 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
July 31, 2005       $--             $--   $--         $--
July 31, 2004       $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES
---------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 28, 2005